UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2017 (August 22, 2017)

CSA HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55550	68-0683334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4704 Harlan Street, Suite 520

Denver, CO 80212

(Address of Principal Executive Offices) (Zip Code)

(720) 536-5824

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2017, CSA Holdings, Inc. (the “Company”) entered into a Debt Conversion, Accord and Satisfaction Agreement with Adriatic Advisors, LLC (“Adriatic”) and Jelena Doukas (“Doukas”). The Agreement provided for issuance of 8,000,000 shares of common stock of the Company in exchange for the cancellation of certain debt obligations of the Company and a mutual release of potential claims between the parties to the agreement. A copy of the Debt Conversion, Accord and Satisfaction Agreement by and among the Company, Adriatic, and Doukas is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the terms contained in this agreement is qualified in its entirety by reference to Exhibit 10.1.

On August 22, 2017, the Company entered into a Debt Conversion, Accord and Satisfaction Agreement with Pure Energy 714, LLC (“Pure Energy”). The Agreement provided for issuance of 7,000,000 shares of common stock of the Company in exchange for the cancellation of certain debt obligations of the Company and a mutual release of potential claims between the parties to the agreement. A copy of the Debt Conversion, Accord and Satisfaction Agreement by and among the Company and Pure Energy is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the terms of the mutual release contained in this agreement is qualified in its entirety by reference to Exhibit 10.2.

On August 24, 2017, the Company entered into a Stock Purchase Agreement with Emil Assentato (“Assentato”). The Agreement provided for the purchase and issuance of 10,756,528 shares of restricted common stock of the Company to Assentato for a purchase price of $300,000. A copy of the Stock Purchase Agreement by and among the Company and Assentato is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the terms this agreement is qualified in its entirety by reference to Exhibit 10.3.

On August 24, 2017, the Company entered into a Termination Agreement with Dixie Holdings, LLC (“Dixie”) and James Willett (“Willett”). The Agreement provided for issuance of 4,333,333 shares of restricted common stock of the Company to Dixie and 9,100,000 shares of restricted common stock of the Company to Willett in exchange for the cancellation of repayment obligations of the Company in the amount of $403,000 arising under the Unit Purchase Agreement between CSA, LLC, a wholly-owned subsidiary of the Company, Dixie and Willett dated October 15, 2013. A copy of the Termination Agreement by and among the Company, Dixie, and Willett is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the terms of the mutual release contained in this agreement is qualified in its entirety by reference to Exhibit 10.4.

On August 24, 2017, the Company entered into a Stock Purchase Agreement with Willett. The Agreement provided for the purchase and issuance of 1,333,333 shares of restricted common stock of the Company to Willett for a purchase price of $40,000. A copy of the Stock Purchase Agreement by and among the Company and Assentato is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the terms this agreement is qualified in its entirety by reference to Exhibit 10.5

Item 1.02 Termination of a Material Agreement.

On August 24, 2017, the Company terminated the Unit Purchase Agreement between CSA, LLC, a wholly-owned subsidiary of the Company, Dixie, and Willett dated October 15, 2013 (“Unit Purchase Agreement”). Under the Unit Purchase Agreement, the Company was to repurchase certain equity ownership interests of CSA, LLC held by Dixie and Willett. The Company was in default of its obligations under the Unit Purchase Agreement in the amount of $403,000. The Unit Purchase Agreement was terminated pursuant to the Termination Agreement by and among the Company, Dixie, and Willett dated August 24, 2017 which provided for the for issuance of 4,333,333 shares of restricted common stock of the Company to Dixie and 9,100,000 shares of restricted common stock of the Company to Willett in exchange for the cancellation of Company’s repayment obligations under the Unit Purchase Agreement.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.07. Each of the transactions described in Item 1.01 of this Current Report on Form 8-K were approved by shareholders holding a majority of the Company’s voting securities without a meeting via written consent dated August 22, 2017. The signed written consents representing a majority of the Company’s stock were obtained by means of a solicitation exempt from certain provisions of the proxy rules, pursuant to Rule 14a-2(b)(2). The final record of shares voted via the shareholder written consent is as follows:

	Shares of Common Stock
	For	Withheld	Against	Abstain	Broker Nonvotes
Authorize Debt Conversion, Accord and Satisfaction Agreements with Doukas and Pure Energy and Corresponding Issuance of Common Stock	67,222,716	N/A	N/A	N/A	N/A

Authorize Stock Purchase Agreement with Emil Assentato and Corresponding Issuance of Common Stock	67,222,716	N/A	N/A	N/A	N/A

Authorize Termination Agreement with Dixie and Willett and Corresponding Issuance of Common Stock	67,222,716	N/A	N/A	N/A	N/A

Authorize Stock Purchase Agreement with James Willett and Corresponding Issuance of Common Stock	67,222,716	N/A	N/A	N/A	N/A

A copy of the form of written consent of the shareholders is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.07.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Debt Conversion, Accord and Satisfaction Agreement with Adriatic Advisors, LLC and Jelena Doukas dated August 22, 2017.
10.2	Debt Conversion, Accord and Satisfaction Agreement with Pure Energy 714, LLC dated August 22, 2017.
10.3	Stock Purchase Agreement with Emil Assentato dated August 24, 2017.
10.4	Termination Agreement with Dixie Holdings, LLC and James Willett dated August 24, 2017j.
10.5	Stock Purchase Agreement with James Willett dated August 24, 2017.
99.1	Form of Shareholder Written Consent dated August 22, 2017.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSA Holdings Inc.

Date: September 11, 2017	By:	/s/ Thomas Siciliano
Thomas Siciliano
President

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